UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 25, 2003

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                              CAL-MAINE FOODS, INC.
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             (Exact name of Registrant as specified in its charter)


   Delaware                          000-04892                    64-0500378
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(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


3320 Woodrow Wilson Avenue,  Jackson, MS                             39207
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (601) 948-6813
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Item 5.   Other Events and Required FD Disclosure.

     On August 25, 2003, a purported class action complaint was filed in the Court of Chancery of the State of Delaware in and for New Castle County against the Company and its directors styled Pyles v. Cal-Maine Foods, Inc., et al., C.A. No. 20507 (the "Pyles Action"). The proposed class in the Pyles Action consists of all holders of the Company's common stock other than the directors of the Company, their affiliates and the Company's ESOP. The complaint in the Pyles Action generally alleges, among other things, that the directors breached their fiduciary duties in approving the reverse stock split, that the structure and timing of the reverse split is unfair to the holders of the Company's common stock other than the directors of the Company and the participants in the Company's ESOP and the price being paid for fractional shares in the reverse split is unfair. The complaint in the Pyles Action seeks preliminary and permanent injunctions to prevent consummation of the reverse stock split, rescission or rescissory damages in the event the reverse stock split is consummated and damages as a result of the alleged breaches of fiduciary duty. On August 26, 2003, the plaintiff in the Pyles Action filed a motion for expedited proceedings, motion for preliminary injunction and served discovery requests on the Company and its directors. The Court of Chancery has scheduled a conference for September 2, 2003 to hear the plaintiff's request to expedite proceedings in the Pyles Action.

     The Company and its directors believe that the allegations in the Pyles Action are without merit and intend to defend against the complaint vigorously.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               The following exhibit is filed herewith:

               Exhibit No.       Document
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                   99            Complaint against the Company and its directors
                                 filed on August 25, 2003 in the Court of Chancery of the State of Delaware in and for New Castle County.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAL-MAINE FOODS, INC.
                                      (Registrant)


Date:    August 29, 2003              By: /s/ Bobby J. Raines
                                          -------------------------------------
                                          Bobby J. Raines
                                          Vice President, Chief Financial
                                          Officer, Treasurer and Secretary



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